UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 N. Research Way, Orem, UT	84097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 299-4943

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

SunPower Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on November 2, 2026. Set forth below are the final results of the voting with respect to each matter acted upon at the 2026 Annual Meeting of Stockholders. The proposals are described in further detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 28, 2026.

Proposal 1 – Election of directors

The stockholders duly elected each of Thurman J. Rodgers, Antonio R. Alvarez, William J. Anderson, Adam Gishen, Chris Lundell, Lothar Maier, J. Daniel McCranie, Ronald Pasek, Tidjane Thiam, Bernard Gutmann, and Devin Whatley to serve as directors of the Company until the 2027 annual meeting of stockholders.

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Thurman J. Rodgers	151,228,050	19,406,270	45,325,544
Antonio R. Alvarez	150,623,105	20,011,215	45,325,544
William J. Anderson	154,200,215	16,434,105	45,325,544
Adam Gishen	160,030,074	10,604,246	45,325,544
Chris Lundell	165,926,940	4,707,380	45,325,544
Lothar Maier	163,848,537	6,785,783	45,325,544
J. Daniel McCranie	165,241,038	5,393,282	45,325,544
Ronald Pasek	160,068,238	10,566,082	45,325,544
Tidjane Thiam	150,500,296	20,134,024	45,325,544
Bernard Gutmann	162,922,046	7,712,274	45,325,544
Devin Whatley	151,111,686	19,522,634	45,325,544

Proposal 2 – Approval of amendment to certificate of incorporation for reverse stock split

The stockholders approved an amendment to the Company’s Certificate of Incorporation, as previously amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share, at a ratio ranging from 1-for-5 to 1-for-35, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors without further approval or authorization of its stockholders, and with its Board of Directors retaining the authority to abandon the amendment at any time prior to the filing thereof.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
209,478,498	5,765,557	715,809	—

Proposal 3 – Ratification of the selection of independent registered public accounting firm

The stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
209,774,351	4,156,581	2,028,932	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.

Dated: November 5, 2026	By:	/s/ Tom Kowalczuk
Tom Kowalczuk
Chief Financial Officer

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